EXHIBIT 32.02

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Jonathan Wolter, Interim Chief Financial Officer of Amyris, Inc. (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
•the Annual Report on Form 10-K of the Company for the year ended December 31, 2019 (Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/ Jonathan Wolter
Jonathan Wolter
Interim Chief Financial Officer
March 13, 2020

1